THIS PROMISSORY NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THE AMOUNT DUE UNDER THIS PROMISSORY NOTE, IF ANY, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS PROMISSORY NOTE HAS BEEN, AND SUCH UNDERLYING SHARES OF COMMON STOCK WILL BE DEEMED TO HAVE BEEN, ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND THIS PROMISSORY NOTE AND SUCH SHARES MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH
REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE MAKER OF THIS PROMISSORY NOTE THAT SUCH REGISTRATION IS NOT REQUIRED.


                            CRITICAL HOME CARE, INC.

                           Convertible Promissory Note


$_________.00                                              _____________, 2002
Note Number: 02-____                                        New York, New York


     FOR VALUE RECEIVED, CRITICAL HOME CARE, INC., a Nevada corporation with a principal place of business at 566 Merrick Road, Rockville Centre, NY 11570 ("Maker"), hereby promises to pay to _________________________________________,
or registered assigns (in either case, the "Holder"), the principal amount of _____________________ Dollars ($________.00), due in full on December 31, 2002
(the "Maturity Date"), unless earlier converted or paid in full in accordance with the terms of this Promissory Note, and to pay interest on the unpaid principal amount evidenced by this Promissory Note at the rate of eight percent (8%) per annum from September 1, 2002 until the earlier of the date of conversion or payment in full in accordance with the terms of this Promissory Note; provided, however, that, if any amount evidenced by this Promissory Note shall remain outstanding after January 1, 2003, the foregoing interest rate shall be increased, applicable to all periods following January 1, 2003, to a default rate of interest of twelve percent (12%) per annum (the "Default Rate"). No interest shall accrue on the unpaid principal amount evidenced by this Promissory Note for any period prior to September 1, 2002. Interest shall be payable on the Maturity Date or at such earlier time as (i) the principal amount of this Promissory Note is converted in accordance with the terms of this Promissory Note or (ii) the principal of this Promissory Note or any portion thereof shall become due, whether by acceleration, by prepayment, upon repurchase or otherwise. Interest at the Default Rate shall be payable upon the first to occur of payment or upon quarterly payments in arrears, commencing with a payment on March 31, 2003, and every three months thereafter until the principal amount shall be paid in full. Interest on this Promissory Note shall be computed on the basis of a 360-day year consisting of twelve 30-day months and actual days elapsed. Anything herein to the contrary notwithstanding, in no event shall any interest payable under this Promissory Note exceed the maximum interest rate permitted by law, and any interest collected hereunder that may be in excess of such rate shall first be applied to the reduction of outstanding principal and second be returned to Holder in the event that the principal amount shall have been paid in full.

     Subject to the conversion provisions as set forth in this Promissory Note, all payments of principal of and premium, if any, and interest on this Promissory Note shall be made in lawful money of the United States of America. Whenever any amount expressed to be due or converted by the terms of this Promissory Note is due or convertible, as the case may be, on a Saturday, Sunday or legal holiday in the State of New York on which banks are authorized or required to be closed (each, a "Legal Holiday"), then such due or conversion date shall be extended to the next succeeding day which is not a Legal Holiday and such extension of the due date shall be taken into account for purposes of determining the amount of interest due on such date.

     The obligations of Maker under this Promissory Note shall rank in right of payment on a parity with all other unsubordinated obligations of Maker for indebtedness for borrowed money, the purchase price of property or the consideration for services rendered.

     This Promissory Note is subject to the following additional terms:

     Section 1. Prepayment.

     Maker may prepay, at any time, the unpaid principal balance of this Promissory Note or any portion thereof, together with all accrued and unpaid interest on the amount so prepaid without penalty or premium. Amounts so prepaid shall be applied, first, to Maker's obligations under this Promissory Note in respect of interest and, second, to principal.

     Section 2. Conversion.

     (a) Maker shall have the option, exercisable in the sole discretion of Maker (the "Conversion Right"), to convert all or any portion of the outstanding amount owing under this Promissory Note (whether unpaid principal, accrued and unpaid interest, or both) into shares (each, a "Conversion Share") of Maker's Common Stock at a rate (the "Conversion Rate") of one share of Maker's Common Stock for every $1.00 of the amount owing under this Promissory Note so converted. In the event that the Maker issues any share of Common Stock in breach of the covenant made in Section 4(c) of the Note Purchase Agreement, the Conversion Rate shall be reduced to the per share price at which the additional shares of Common Stock are issued or deemed to be issuable.

     (b) Exercise of a Conversion Right shall be made by Maker delivering to Holder a notice (each, a "Conversion Notice"), stating the principal amount and accrued interest which Maker is electing to be converted and the number of Conversion Shares to be issued in connection with such conversion, which number of Conversion Shares shall be conclusive absent manifest error. The issuance of the Conversion Shares shall be deemed to have occurred as of the date of the giving of a Conversion Notice with respect to such Conversion Shares.

     (c) Upon the giving of a Conversion Notice, Holder shall tender to Maker this Promissory Note for cancellation against receipt by Holder of a stock certificate, registered in the name of Holder, evidencing ownership of the number of Conversion Shares subject to such Conversion Notice. As soon as practicable following the receipt of this Promissory Note upon the giving of such Conversion Notice, but no later than ten business days following such receipt, Maker shall tender to Holder a stock certificate, registered in the name of Holder, evidencing ownership of such Conversion Shares by Holder, and, in the event that the amount subject to the Conversion Notice is less than the entire unpaid amount owing under this Promissory Note, a promissory note substantially identical to this Promissory Note but in a principal amount equal to (i) the unpaid amount owing under this Promissory Note as of the date of giving of the Conversion Notice minus (ii) the amount owing under this Promissory Note subject to such Conversion Notice.

     (d) Holder, by acceptance of this Promissory Note, acknowledges and agrees that, by reason of the provisions of this paragraph, following conversion of a portion of this Promissory Note, the unpaid and unconverted principal amount of this Promissory Note represented by this Promissory Note may be less than the amount stated on the face hereof.

     (e) No fractional Conversion Shares shall be issued upon conversion of this Promissory Note and Maker shall exercise the Conversion Right in such a manner so that only whole integrals of Conversion Shares shall be issuable upon exercise of a Conversion Right.

     (f) If Maker shall at any time prior to giving a Conversion Notice subdivide or combine the outstanding Maker Common Stock, the number of Conversion Shares to be issued pursuant to such Conversion Notice shall be proportionately decreased, in the case of such subdivision, or increased, in the case of such combination (in either case, effective as of the date that such subdivision or combination shall become effective). If Maker shall at any time prior to giving a Conversion Notice declare a stock dividend and issue Maker Common Stock or other securities in connection therewith, the number of Conversion Shares to be issued pursuant to such Conversion Notice shall include Maker Common Stock or other securities that would have been issued with respect to the Conversion Shares had such Conversion Notice been given and made effective immediately prior to the declaration of such dividend.

     (g) In the event of the giving of a Conversion Notice, and to the extent of a partial exercise of the Conversion Right subject to such Conversion Notice, this Promissory Note will be deemed from and after the date of the giving of such Conversion Notice, for all corporate purposes, to represent solely the right to receive the Conversion Shares subject to such Conversion Notice, at the Conversion Rate, and Holder shall not be entitled to vote or receive any dividend or other distribution payable to holders of shares of Maker Common Stock; provided, however, that, upon the surrender of this Promissory Note in exchange for a certificate representing Conversion Shares, there shall be paid to the holder of the certificate representing the Conversion Shares issued upon such exchange of such certificate for this Promissory Note, the amount of dividends or other distributions which theretofore became payable and were not paid with respect to the number of Conversion Shares represented by the certificate issued upon such surrender. In no event shall the persons entitled to receive such dividends or distributions be entitled to receive interest thereon. Notwithstanding anything to the contrary in this Section 2, neither Maker nor any other party hereto shall be liable to Holder or any other party for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

     (h) Upon due and proper exercise of the Conversion Right in accordance with this Section 2, each Conversion Share issuable upon such conversion shall be deemed issued and the amount owing as evidenced by this Promissory Note so converted shall be deemed paid in full.

     (i) Maker and hereby covenants and agrees with Holder that all Conversion Shares which are issuable upon the conversion of the outstanding amount owing under this Promissory Note will, upon issuance in accordance with the terms hereof, be validly issued, fully-paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

     (j) Maker hereby covenants and agrees to reserve for issuance a sufficient number of Shares of Common Stock for issuance as the Conversion Shares.

     (k) The Conversion Shares shall be subject to certain registration rights as set forth in the Note Purchase Agreement.

     (l) Holder understands that the certificates representing Conversion Shares shall bear a legend in substantially the following form, together with any legend required by applicable state securities law, and the Holder shall not transfer any or all of the Securities or any interest therein, except in accordance with the terms of such legends:

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws, and may be offered, sold or otherwise transferred only if so registered under the Act and applicable state securities laws or if the Holder has delivered to the Maker an opinion of counsel, which counsel and opinion shall be satisfactory to the Maker, that an exemption from such registration is available."

     (m) Holder  understands  that there is no public market for the  Conversion
Shares. Holder understands that even if a public market develops for the Conversion Shares, Rule 144 (the "rule") promulgated under the Act requires, among other conditions, a holding period prior to the resale (in restricted amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. Holder understands that the Maker makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or its dissemination to the public of any current financial or other information concerning the Maker, as is required by the Rule as one of the conditions of its availability. Holder understands and hereby acknowledges that the Maker is under no obligation to register Conversion Shares under the Act, with the exception of certain registration rights set forth in Section 6 of the Note Purchase Agreement. Holder consents that the Maker may, if it desires, permit the transfer of the Conversion Shares out of Holder's name only when its request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Maker that neither the sale nor the proposed transfer result in a violation of the Act or any applicable state "blue sky" laws (collectively "Securities Laws"). Holder agrees to hold the Maker and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by the Holder contained herein or any sale or distribution by the undersigned Holder in violation of any Securities Law.

     Section 3. Events of Default.

     Upon the occurrence of any of the following events (each, an "Event of Default"):

     (a) the breach or failure by Maker to comply with any of the provisions of this Promissory Note and such breach or failure shall continue for thirty days after written notice to Maker by Holder of such breach or failure; or

     (b) Maker or any other authorized person or entity shall take any action to effect a dissolution, liquidation or winding up of Maker; or

     (c) Maker shall make a general assignment for the benefit of creditors or consent to the appointment of a receiver, liquidator, custodian, or similar official of all or substantially all of Maker's properties, or any such official is placed in control of such properties, or Maker admits in writing Maker's inability to pay Maker's debts as they mature, or Maker shall commence any action or proceeding or take advantage of or file under any federal or state insolvency statute, including, without limitation, the United States Bankruptcy Code or any political subdivision thereof, seeking to have an order for relief entered with respect to Maker or seeking adjudication as a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, administration, a voluntary arrangement, or other relief with respect to Maker or Maker's debts; or

     (d) there shall be commenced against Maker any action or proceeding of the nature referred to in Paragraph 3(c) which results in the entry of an order for relief which remains undismissed, undischarged or unbonded for a period of sixty days following such entry of said order for relief;

     then, in addition to all rights and remedies of Holder under applicable law or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, at Holder's option, Holder may declare all amounts owing under this Promissory Note to be due and payable, whereupon the then unpaid balance hereof together with all interest accrued thereon, shall forthwith become due and payable, together with interest accruing thereafter until the outstanding principal amount evidenced by this Promissory Note is paid in full, plus all costs and expenses of collection or enforcement hereof, including, without limitation, attorneys' fees and expenses.

     Section 4. Miscellaneous.

     (a) Maker (i) waives diligence, demand, presentment, protest and notice of any kind, (ii) agrees that it will not be necessary for Holder to first institute suit in order to enforce payment of this Promissory Note and (iii) consents to any one or more extensions or postponements of time of payment, release, surrender or substitution of collateral security or forbearance or other indulgence, without notice or consent.

     (b) The provisions of this Promissory Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the party to be charged, nor shall any waiver be applicable except in the specific instance for which it is given.

     (c) The execution and delivery of this Promissory Note has been authorized by the Board of Directors of Maker and of Mojave Southern.

     (d) THIS PROMISSORY NOTE SHALL BE GOVERNED BY AND CONSTRUED, AND ALL RIGHTS AND OBLIGATIONS HEREUNDER AND THEREUNDER DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF AND SHALL BE BINDING UPON THE SUCCESSORS AND ASSIGNS OF MAKER AND INURE TO THE BENEFIT OF HOLDER, ITS SUCCESSORS, ENDORSEES AND ASSIGNS.

     (e) All requests, demands, notices and other communications required or otherwise given under this Agreement shall be sufficiently given if (i) delivered by hand, against written receipt therefor, (ii) forwarded by overnight courier requiring acknowledgment of receipt or (iii) mailed by registered or certified mail, postage prepaid, addressed as follows:

         If to Maker to:            CRITICAL HOME CARE, INC.
                                    566 Merrick Road
                                    Rockville Centre, NY 11570
                                    Attn:   David Bensol, President

         with a copy to:            Mr. Ron Heineman
                                    Vertical Capital Partners, Inc.
                                    488 Madison Avenue, 8th Floor
                                    New York, New York 10022

         If to Holder, to: That address set forth in the records of Maker or, in the case of either Maker or Holder, at such other address as such party shall have furnished by written notice, given in accordance with this
Section 4(e), to the other party. Each such request, demand, notice or other communication shall be deemed given (a) on the date of delivery by hand, (b) on the first business day following the date of delivery to an overnight courier or
(c) three business days following mailing by registered or certified mail.



     (f) If any term or provision of this Promissory Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions shall in no way be affected thereby.

     (g) Whenever used herein, the terms "Maker" and "Holder" shall be deemed to include their respective successors and assigns.

     (h) The Conversion Shares shall be subject to registration rights granted to Holder (or Holder's ultimate predecessor) under the terms of the Note Purchase Agreement pursuant to which this Promissory Note (or its ultimate predecessor) was issued.

     IN WITNESS WHEREOF, the undersigned has executed this Promissory Note on the date first above written.

                                                        CRITICAL HOME CARE, INC.

                                                      By:
                                                      David S. Bensol, President

ATTEST:

Bradley Smith, Secretary